Exhibit 10.4

Supplemental Agreement No. 23

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 10th day of December 2013, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft); and

B. WHEREAS, Customer desires to reschedule the delivery date of eleven (11) Option Aircraft under Letter Agreement 6-1162-RRO-1062 to the Purchase Agreement as shown in the table below:

Existing Delivery Dates of Option Aircraft	Revised Delivery Dates of Option Aircraft

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	1	SA 23
BOEING PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents, attached hereto, to reflect the changes made by this Supplemental Agreement No. 23.

2.	The Option Aircraft described in Recital Paragraph B are hereby rescheduled as set forth in Recital Paragraph B. Remove and replace, in its entirety, Attachment to Letter Agreement 6-1162-RRO-1062 with a revised Attachment, attached hereto, to reflect such rescheduling. The parties acknowledge and agree that the Option Aircraft rescheduling referenced herein is not being made under Article 4.2 of Letter Agreement 6-1162-RRO-1062; accordingly, with respect to the foregoing rescheduled Option Aircraft, (i) [*], (ii) [*] and (iii) the rescheduled Option [*] to the end of the then-current delivery stream.

3.	Customer and Boeing have previously executed letter agreement 6-1162-SCR-186 concerning certain terms related to [*] Engine Hard Mount Kits. The parties agree to add this letter agreement to the Purchase Agreement in this Supplemental Agreement No. 23.

4.	[*] Accordingly, the parties agree to add a new letter agreement to the Purchase Agreement in this Supplemental Agreement No. 23 to address [*]. Such letter agreement number is 6-1162-SCR-193 and the letter is also added to the Table of Contents herein.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	2	SA 23
BOEING PROPRIETARY

5.	This Supplemental Agreement No. 23 to the Purchase Agreement shall not be effective unless executed and delivered by the parties on or prior to December 6, 2013.

6.	Notwithstanding the foregoing Article 5, this Supplemental Agreement No. 23 shall not be effective unless and until, and the matters expressed herein are expressly conditioned upon, Customer receiving approval from the board of directors of Customer’s parent company, FedEx Corporation. Should such approval not be granted and confirmed in writing by Customer to Boeing by December 11, 2013, this Supplemental Agreement shall automatically terminate and be null and void in all respects, and neither party shall owe any obligation to the other party with respect to the matters expressed herein; provided, however, no such termination shall otherwise impact the parties’ rights and obligations existing under the Purchase Agreement, as amended or otherwise modified, prior to this Supplemental Agreement. For the sake of clarity, neither party shall be deemed to be in default hereunder for failing to have performed any obligation created under this Supplement Agreement, including without limitation any payment obligation, prior to the receipt by Boeing of the aforementioned written confirmation. In addition to the foregoing, this Supplemental Agreement No. 23 to the Purchase Agreement shall not be effective unless Customer and Boeing execute and deliver Supplemental Agreement No. 4 to Purchase Agreement No. 3712 on or before December 11, 2013.

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ Stuart C. Ross	By:	/s/ Phillip C. Blum

Its:	Attorney-In-Fact	Its:	VP Aircraft Acquisitions

P.A. No. 3157	3	SA 23
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1.	Aircraft Information Table	15
1A	Block B Firm Aircraft Information Table	22
1B	Block B Conditional Firm Aircraft Information Table	21
1C	Block C Aircraft Information Table	13
1C1	Block C Aircraft Information Table (MSN 39285)	11
1C2	Block C Aircraft Information Table	20
1D	Block D Aircraft Information Table	20

EXHIBIT

A.	Aircraft Configuration	4
A1.	Aircraft Configuration (Block B Aircraft)	4
A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11
A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11
A4.	Aircraft Configuration (Block D Aircraft)	12
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

P.A. No. 3157	4	SA 23
BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	Demonstrated Compliance

6-1162-RCN-1789	Option Aircraft	Exercised

	Attachment to Letter 6-1162-RCN-1789	in SA #4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA #4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799	[*]

6-1162-RRO-1062	Option Aircraft	4

	Attachment to Letter 6-1162-RRO-1062	23

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	22

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in	4

	Letter Agreement 6-1162-RRO-1062

6-1162-RRO-1068	Special Provision – Block B Aircraft	4

FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20

FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19

6-1162-RRO-1144R7	[*] as related to SAs #8, #13 through #16, SA #18 through SA #20	20

6-1162-SCR-137	777F Miscellaneous Matters	20

6-1162-SCR-154	[*] Letter	22

6-1162-SCR-155	[*] Engine Hard Mount Letter	22

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	5	SA 23
BOEING PROPRIETARY

6-1162-SCR-186	[*] Non-Isolated Engine Mounts Letter	23

6-1162-SCR-193	[*] Matters	23

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	6	SA 23
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	May 12, 2008
Supplemental Agreement No. 2	July 14, 2008
Supplemental Agreement No. 3	December 15, 2008
Supplemental Agreement No. 4	January 9, 2009
Supplemental Agreement No. 5	January 11, 2010
Supplemental Agreement No. 6	March 17, 2010
Supplemental Agreement No. 7	March 17, 2010
Supplemental Agreement No. 8	April 30, 2010
Supplemental Agreement No. 9	June 18, 2010
Supplemental Agreement No. 10	June 18, 2010
Supplemental Agreement No. 11	August 19, 2010
Supplemental Agreement No. 12	September 3, 2010
Supplemental Agreement No. 13	August 27, 2010
Supplemental Agreement No. 14	October 25, 2010
Supplemental Agreement No. 15	October 29, 2010
Supplemental Agreement No. 16	January 31, 2011
Supplemental Agreement No. 17	February 14, 211
Supplemental Agreement No. 18	March 31, 2011
Supplemental Agreement No. 19	October 27, 2011
Supplemental Agreement No. 20	December 14, 2011
Supplemental Agreement No. 21	June 29, 2012
Supplemental Agreement No. 22	December 11, 2012
Supplemental Agreement No. 23	December 10, 2013

P.A. No. 3157	7	SA 23
BOEING PROPRIETARY

Attachment to

Letter 6-1162-RRO-1062

Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification: D019W007FED7F-1, Rev E dated August 29, 2011

Engine Model/Thrust:	GE90-110B1L	110100 pounds	Airframe Price Base Year/Escalation Formula:		[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:		N/A	N/A

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):		[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]	Forecast:	2Q08

Deposit/Aircraft at Def Agreement:		[*]

		Escalation Factor (Airframe)[1]	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft			Balance at Option Exercise 1%	24 Mos. 4%	21/18/15/12/9/6 Mos. 5%	Total 35%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	11

[1]

The Escalation Factor for the Option Aircraft will be adjusted to Boeing’s then current forecasts for such elements as of the date of the amendment to the definitive agreement to add the exercised Option Aircraft as an Aircraft.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Commission Act of 1934, as amended.

FED	BOEING PROPRIETARY	Supplemental Agreement No. 23 Page 1

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-SCR-186

October 1, 2013

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38118

Attention:	Mr. Curt Gobbell
Manager, Airframe Forecasting and Analysis

Subject:	[*],	“ENGINE MOUNTS - REPLACE ISOLATED ENGINE MOUNTS WITH NON-ISOLATED ENGINE MOUNTS ([*] ENGINES)”

References:	1.	Purchase Agreement No. 3157 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777F aircraft, collectively the (Aircraft);
	2.	Boeing letter agreement 6-1162-SCR-155 (Letter Agreement); and
	3.	Boeing offer 6-1131-CMM-LLO-10136, Master Change No. 7120MK5114 dated September 11, 2013.

1.	Background.

Boeing agreed to provide Customer certain business considerations related to [*] Engine Hard Mount Kits (Kits) as detailed under the Letter Agreement. At the time of execution of said Letter Agreement, Customer had ordered [*] Kits on a cumulative basis.

Subsequent to the date of execution of the Letter Agreement, Boeing has provided Customer three separate Master Change proposals relating to the Kits as follows:

a.	6-1131-CMM-LLO-07919 – For the purchase of [*] Kits; executed by Customer on May 1, 2013;

b.	6-1131-CMM-LLO-08048 – For the purchase of [*] Kits; executed by Customer on May 16, 2013; and

c.	6-1131-CMM-LLO-10136 – For the purchase of [*] Kits; executed by Customer on September 20, 2013.

On a cumulative basis, the total number of Kits ordered by Customer, including the initial quantity of [*] Kits, through item 2 above is [*] Kits. Of the [*] Kits included in item c, (i) [*] of the Kits will fall under the terms of paragraph 2 of the Letter Agreement and (ii) [*] of the Kits will fall under the terms of paragraph 3 of the Letter Agreement, except as described in the paragraph immediately below.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-SCR-186		October 1, 2013
BOEING PROPRIETARY

2.	[*] Memorandum Applicable to Kits [*] Purchased by Customer.

[*]

3.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this business consideration as confidential. Each of Customer and Boeing agree that it will treat this business consideration and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this business consideration to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this business consideration and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

AGREED AND ACCEPTED this

28 October 2013
Date

THE BOEING COMPANY	FEDERAL EXPRESS CORPORATION

/s/ Stuart C. Ross	/s/ Mark S. Blair
Signature	Signature

Stuart C. Ross	Mark S. Blair
Printed Name	Printed Name

Attorney-In-Fact	VP
Title	Title

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6-1162-SCR-186		October 1, 2013
BOEING PROPRIETARY

6-1162-SCR-193

November 29, 2013

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart Managing Director – Aircraft Acquisitions & Sales Mr. Bradley Harris Senior Attorney
Subject:	[*] Matters
References:	Purchase Agreement 3157 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) dated November 7, 2006 (Purchase Agreement) relating to the purchase of 777F aircraft (Aircraft).

Any capitalized term used but not defined herein shall have the meaning ascribed to it in the Purchase Agreement.

1.	Background.

[*]

The purpose of this Letter Agreement is to document certain terms and conditions under which [*].

2.	[*].

[*]

3.	[*].

[*]

4.	Other Matters.

[*]

5.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this business consideration as confidential. Each of Customer and Boeing agree that it will treat this business consideration and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this business consideration to employees of Customer with a need to know and who understand that they are

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this business consideration and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

Very truly yours,

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By	/s/ Stuart C. Ross	By	/s/ Phillip C. Blum

Its	Attorney-In-Fact	Its	VP Aircraft Acquisitions

ACCEPTED AND AGREED TO this

Date: December 10, 2013